UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23750

NB Crossroads Private Markets Fund VII Holdings LP

(Exact name of registrant as specified in charter)

325 North Saint Paul Street

49th Floor

Dallas, TX 75201

(Address of principal executive offices) (Zip code)

David Morse, Vice President

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 476-8800

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

NB Crossroads Private Markets Fund VII Holdings LP

Annual Report

For the year ended March 31, 2026

NB Crossroads Private Markets Fund VII Holdings LP

(Unaudited)

Private Equity Market Update

The U.S. economy continued to expand in 2025, though at a more modest pace than the prior year. Real GDP growth decelerated to 2.1%,1 down from 2.8% in 2024, while the labor market showed signs of softness as the unemployment rate drifted upward to 4.4% from 4.1%. Inflation continued to moderate, with the Consumer Price Index (CPI) rising 2.7% year-over-year in December 2025, slightly below the 2.9% reading recorded in December 2024.2

Against this backdrop, monetary policy was shaped heavily by the evolving tariff environment. Following three interest rate cuts between September and December 2024, the Federal Reserve (“Fed”) held the federal funds rate unchanged through the first half of 2025. This pause reflected uncertainty around the inflationary and growth implications of the broad tariff measures introduced by the Trump administration, which, while repeatedly revised, carried the potential to both lift consumer prices and weigh on economic activity. The Fed ultimately viewed any tariff-driven inflation as transitory, while growing concern over labor market softness (particularly below-trend monthly job growth from May - September 2025) prompted it to resume cutting rates at its final three meetings of the year. By year-end, the federal funds rate settled at a target range of 3.50–3.75%.3

The tariff announcements introduced a period of uncertainty that weighed on near-term dealmaking and exit outlooks, particularly following the scope of the "Liberation Day" announcements in April 2025. Despite the uncertainty with tariffs, private equity (PE) portfolios demonstrated relative resilience, as approximately 73% of PE managers surveyed by Neuberger following the proposed tariffs on April 2, 2025 expected no near-term valuation impact from tariffs, and nearly half anticipated no material effect on revenue, costs, or EBITDA, reflecting the asset class's comparatively lower direct exposure to tariff-sensitive sectors relative to public equity markets.4

The U.S. Private Equity market nonetheless delivered a strong performance in 2025 across most key metrics, as rate cuts in the second half of the year lowered the cost of capital and over $1 trillion in available dry powder provided sponsors with ample resources to pursue transactions. Buyout activity accelerated meaningfully, with deal value reaching levels not seen since the 2021 peak, driven by a surge in large-scale and public-to-private transactions that benefited from improved financing conditions and a more permissive regulatory environment.5

Exit activity similarly rebounded, with total exit value rising 90% year-over-year to $728 billion, the second-highest annual total on record. This recovery was driven heavily by a concentration of mega-sized transactions above $1 billion, also supported by a leap in sponsor-to-sponsor transactions, positive IPO conditions, and improved investor sentiment following a slow first half of 2025. Leveraged buyout (LBO) purchase multiples edged higher to 11.1x EBITDA while leverage declined modestly to 5.1x, reflecting sponsor discipline in capital structure construction even as deal sizes grew. Fundraising, however, remained a soft spot, with U.S. buyout funds raising $258 billion across 260 funds in 2025, roughly flat year-over-year with 2024 but well below the $352 billion raised in 2023, as distributions have yet to fully replenish investor capacity and capital formation continued to consolidate around larger, more established managers.6

Looking ahead, the U.S. Private Equity market faces a more measured near-term backdrop. Tariff and trade policy uncertainty, geopolitical risk, and a more gradual Fed easing path have moderated early-year expectations, with Q1 2026 deal activity and leveraged loan volume running behind prior year levels. Sponsors are expected to continue prioritizing distribution generation and broaden exits beyond the highest-quality assets that anchored 2025 activity. Fundraising conditions remain selective globally, though managers reaching the market are finding receptive investors. Operational improvement and disciplined underwriting have emerged as the defining themes shaping investment conviction heading into the year. AI continues to reshape the competitive landscape across sectors and presents opportunities for operational improvement. Recent public market volatility in the software sector has prompted sponsors and lenders to refine valuation frameworks and underwriting assumptions for software and tech-enabled businesses.

1 Bureau of Economic Analysis, as of April 7, 2026.

2 Bureau of Labor Statistics, as of April 7, 2026.

3 Congressional Research Service, "Federal Reserve Cuts Interest Rates in Late 2025" (IN12635), December 22, 2025.

4 NB Private Markets – Private Equity Manager Tariff Survey Findings, April 2025.

5 Pitchbook 2025 Annual US PE Breakdown.

6 Preqin, as of April 7, 2026.

NB Crossroads Private Markets Fund VII Holdings LP

(Unaudited)

Private Equity Investment Activity

In 2025, $610 billion was invested in the U.S. Private Equity market, continuing the recovery from the 2022-23 trough following the 2021 historic peak in deal activity. Investment activity peaked in 2021 at $808 billion before declining to $585 billion in 2022 and $405 billion in 2023. Deal activity has since rebounded to $508 billion in 2024 and further accelerated in 2025. The 2025 figure meaningfully surpasses the prior year level and the pre-2021 baseline, which trended closer to ~$410 billion annually from 2016 to 2020. This increase underscores a sustained and broadening recovery in capital deployment.7

Deal activity in 2025 began against an encouraging backdrop, as the resolution of the U.S. presidential election and expectations of a more permissive regulatory environment under the incoming administration generated early optimism among sponsors. While tariffs were widely anticipated as a cornerstone of the incoming administration's trade agenda, the scope and severity of the "Liberation Day" announcements in April caught the market off guard, triggering a sharp selloff and prompting sponsors to pause deal activity as investors were met with uncertainty around global trade policy and its downstream effects on portfolio company earnings.4 PE activity rebounded strongly in Q3 and Q4, supported by 75 basis points of Fed interest rate cuts, over $1 trillion in available U.S. dry powder, and improving market clarity, driving second-half deal flow to levels not seen since the 2021 peak.5

Growth equity continued to represent a substantial share of deal activity in 2025, making up 21% of all PE deals for the year, nearly on par with buyouts, which accounted for 21% of deal count. This highlights the strategy's enduring role alongside traditional control-oriented investments. Add-on acquisitions remained a cornerstone of sponsors’ strategies, representing 73% of all PE buyouts in 2025, flat year-over-year and consistent with the five-year average of 73%, reflecting a sustained approach among GPs for platform consolidation as a means of driving operational efficiencies and inorganic growth. Corporate carveouts continued to gain prominence as a deal sourcing theme as sponsors increasingly targeted divisions with strong standalone potential that parent companies viewed as non-core or underperforming. Carveouts and divestitures offer a compelling combination of attractive entry valuations and clear operational upside under private ownership, accounting for 10% of all PE buyouts in the fourth quarter of 2025, consistent with the elevated levels observed in recent years.5

Source: PitchBook as of 2025 Q4. Other volume includes Growth/Expansion Equity, Private Investment in Public Equity and Investor Buyout by Management

7 PitchBook, as of April 7, 2026.

NB Crossroads Private Markets Fund VII Holdings LP

(Unaudited)

Private Equity Outlook for 2026

Heading into 2026, moderating inflation, improving financing conditions, and a record $1.1 trillion in dry powder were expected to support continued expansion in PE deal activity. Q1 2026 proved bumpier than anticipated. Tariff and trade policy uncertainty, geopolitical risk, and diminished expectations for further Fed rate cuts have introduced a meaningful risk-off tone, with total leveraged loan activity running 32% behind the prior year's pace and PE deal value posting its slowest quarter since Q2 2025.8 Net new M&A-driven issuance has held up, but strength remains concentrated in a handful of outsized transactions built on a prior-year pipeline, suggesting a broad-based recovery may take longer to materialize than initially expected.

Sponsors are expected to remain disciplined on leverage levels, keeping equity contributions elevated and placing greater emphasis on earnings growth as the primary driver of returns over multiple expansion. Exit momentum from 2025 is expected to carry forward. GP-led secondaries and the broader secondaries market will remain a significant source of investor liquidity alongside conventional exits.

Artificial Intelligence (AI) disruption has emerged as a central theme heading into and in Q1 2026. Recent product releases from OpenAI and Anthropic have rattled public market confidence in the software sector, calling into question the durable retention and terminal value assumptions that historically underpinned SaaS valuations. While public market volatility is not a direct read-through to private valuations in the near term, it influences sentiment and the public comparables used in quarterly valuation frameworks. Further, we find that private equity ownership can itself be a meaningful buffer because skilled sponsors may be able to invest through volatility, support management teams, and reposition businesses in ways that public market participants often cannot. Sponsors are assessing AI in two directions for every software and tech-enabled investment — disruption risk, including pricing compression, lower barriers to entry, and workflow displacement, alongside potential upside from market expansion, improved retention, and enhanced unit economics. Mission-critical, vertically embedded platforms with proprietary data advantages are viewed as more resilient; single-function point solutions face greater displacement risk.9

Fund Overview

NB Crossroads Private Markets Fund VII Holdings LP (the “Fund”’) aims to provide investors attractive risk-adjusted returns. The Fund seeks to achieve its objective by investing in a diversified global portfolio of high-quality third-party private equity funds (“Portfolio Funds”), including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds, pursuing investment strategies in small and mid-cap buyout, large-cap buyout, special situations (primarily distressed-oriented strategies), and venture and growth capital, and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms. As of March 31, 2026, the Fund committed 92% of its capital commitments to a diversified set of Portfolio Funds and portfolio companies and allocated across investment strategy, asset class, industry, sponsor and geography. The Fund was invested across 77 investments, including 45 co-investments, 23 primary Portfolio Fund investments and 9 secondary Portfolio Fund investments as of March 31, 2026.

The Fund generated a 9.84% total return on a net asset value (“NAV”) basis for the fiscal year ended March 31, 2026. The Fund generated positive performance results across its three key transaction types: primary, secondary and co-investments. Among the positive drivers, the Fund benefitted from a secondary investment in a European telecommunications company, a co-investment in a North American consumer business and a co-investment in a North American wealth management business.

On the other hand, among the detractors from performance, the Fund saw negative performance from a co-investment in a North American industrials business. The Fund also saw negative performance from a co-investment in a North American software company. At this point in the Fund’s term, we remain focused on continued value creation in the portfolio and generating distributions for investors.

The portfolio composition, industries and holdings of the Fund are subject to change without notice. The opinions are as of the date of this report and are subject to change without notice.

8 PitchBook Leveraged Commentary and Data U.S. LBO Debt Quarterly Trend Lines 4Q 2025.

9 Bain & Company, Global Private Equity Report 2026.

NB Crossroads Private Markets Fund VII Holdings LP

(Unaudited)

Fund Performance – Average Annual Total Return Ended 3/31/2026

	1 Year	3 Year	Since Inception
NB Crossroads Private Markets Fund VII Holdings LP1	9.84%	13.49%	10.05%
MSCI World Index (Net)[2]	18.90%	16.77%	10.17%

The performance data quoted represent past performance and does not predict future performance. Current performance may be lower or higher than the performance data quoted.

The results shown in the table reflect the reinvestment of distributions, if any. The results do not reflect the effect of taxes a Fund investor (“Investor”) would pay on Fund distributions or on the sale of the Fund’s limited liability company interests (the “Interests”).

Unlike open-ended funds, the Fund’s Interests are not continually offered. The Fund offered its Interests only to persons or entities that are both “accredited investors” as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended, in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act.

(1)	The Fund commenced operations on February 14, 2022.

(2)	The MSCI World Index captures large and mid-cap representation across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The Developed Markets countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. The MSCI World Index (Net) calculates reinvested dividends net of withholding taxes. The index is unmanaged and does not include fees. Investors may not invest in the index directly.

NB Crossroads Private Markets Fund VII Holdings LP

(Unaudited)

Growth of a $50,000 Investment

This graph shows the change in value of a hypothetical $50,000 investment in the Fund for the life of the Fund since its inception. The results shown in the graph reflect the reinvestment of Fund distributions, in any. The results do not reflect the effect of taxes and Investor would pay on Fund distributions. The result is compared with a broad-based market index. The market index has not been reduced to reflect any of the fees and costs of investing. The required minimum initial capital commitment by an Investor in the Fund was $50,000. Consistent with Securities and Exchange Commission reporting requirement, the line graph above assumes that an Investor’s $50,000 capital commitment was fully called and invested at the commencement of the Fund’s operations; however, as disclosed to potential investors, their initial capital commitments to the Fund would not be full called and immediately invested. Rather, Investors’ capital commitments are called and drawn down by the Fund as investment opportunities are identified by the Fund’s Investment Adviser over the term of the Fund. As such, the investment growth shown in the line graph above may not reflect the actual performance experience of an Investor invested in the Fund over this time period.

Impact of the Fund’s Distribution Policy

The Fund does not have a policy or practice of maintaining a specified level of distributions to Investors. The Fund intends to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended, and intends to distribute at least 90% of its annual net taxable income to its Investors. From time to time, the Fund may also pay special interim distributions at the discretion of the Board of Directors. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s net asset value. Over time, a portion of an Investor’s distribution will be a return of its capital given the Fund has a limited term and will seek to return its available assets to investors. The tax characteristics of an Investor’s distributions will be reflected on its annual Form 1099-DIV.

NB Crossroads Private Markets Fund VII Holdings LP

For the year ended March 31, 2026

Index	Page No.

NB Crossroads Private Markets Fund VII Holdings LP

Consolidated Statement of Assets, Liabilities and Partners’ Capital – Net Assets

As of March 31, 2026

Assets

Investments, at fair value (cost $357,166,360)	$469,103,295
Receivable from investment	10,090,275
Interest receivable	41,509
Prepaid insurance	16,627
Current tax asset	1,971

Total Assets	$479,253,677

Liabilities

Advisory fees payable	$697,435
Deferred tax payable	246,494
Professional fees payable	216,867
Administration service fees payable	99,537
Due to Affiliate	5,033
Other payables	1,328

Total Liabilities	$1,266,694

Commitments and contingencies (See Note 5)

Partners' Capital - Net Assets	$477,986,983

Partners’ Capital - Net Assets consists of:
Partners’ capital paid-in	$360,789,760
Partners' distributable earnings (loss)	117,197,223

Total Partners' Capital - Net Assets	$477,986,983

Units of Partnership Interests outstanding (unlimited units authorized)	328,541.97
Net Asset Value Per Unit	$1,454.87

The accompanying notes are an integral part of these consolidated financial statements.

NB Crossroads Private Markets Fund VII Holdings LP

Consolidated Schedule of Investments

As of March 31, 2026

Investments / Co-investments (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value
Large-cap Buyout (29.89)%
AI Co-Investment I-A SCSp	Co-Investment	04/2023	North America	$5,359,114	$8,530,782
AI Robin & CY S.C.A. (F)	Co-Investment	10/2025	Europe	4,697,715	6,241,490
CB Catalyst Co-Invest, L.P.	Co-Investment	11/2022	North America	2,001,525	3,900,000
CD&R Ferdinand Co-Investor, L.P.	Co-Investment	08/2023	North America	4,563,468	12,836,820
CIHMH Holdings L.P.	Co-Investment	05/2022	North America	1,405,228	2,309,501
CIHMH Holdings II L.P.	Co-Investment	03/2023	North America	1,600,000	2,126,783
Eighth Cinven Fund (No.2) Limited Partnership	Primary	06/2024-03/2026	Europe	3,849,567	3,990,588
KKR Quartz Co-Invest L.P.	Co-Investment	03/2023	North America	8,250,000	5,756,341
KMNOCH Investor, L.P. (F)	Co-Investment	11/2022	North America	5,990,255	7,879,775
Knockout Co-Invest L.P.	Co-Investment	06/2022	North America	3,835,618	5,258,187
NB Franklin LP	Co-Investment	05/2024	North America	5,468,981	6,610,996
NB Mavis Aggregator, L.P.	Co-Investment	05/2023	North America	8,266,041	13,474,073
Planet Co-Investor Holdings, L.P.	Co-Investment	02/2023	Europe	2,498,871	3,471,155
Project Alpine Co-Invest Fund, L.P.	Co-Investment	06/2022	North America	3,002,063	3,242,194
Project CS Co-Invest Fund, L.P.	Co-Investment	02/2023	North America	4,134,116	5,896,815
Project Hotel California Co-Invest Fund, L.P.	Co-Investment	07/2022	North America	4,466,561	4,428,674
The Veritas Capital Fund VIII, L.P.	Primary	12/2022-03/2026	North America	11,104,874	14,291,868
TPG IX Evergreen CI II, L.P.	Co-Investment	09/2023	North America	3,558,100	5,384,469
Veritas Star Co-Investor Holdings L.P.	Co-Investment	11/2023	North America	4,423,946	6,551,539
Warburg Pincus Global Growth 14, L.P.	Primary	05/2022-03/2026	North America	13,328,762	18,617,558
WP Irving Co-Invest L.P.	Co-Investment	04/2022	North America	153,108	2,082,072
				101,957,913	142,881,680
Small and Mid-cap Buyout (51.20)%
Audax Private Equity Beacon CF, L.P.	Secondary	08/2025	North America	7,468,709	9,298,786
Audax Private Equity Fund VII-B, L.P.	Primary	08/2023-08/2025	North America	8,719,689	11,373,186
Bregal Unternehmerkapital IV-A SCSp	Primary	12/2024-01/2026	Europe	5,071,916	4,571,965
DHM Offshore Technology Opportunities Fund II, Limited Partnership	Primary	02/2024-01/2026	North America	7,202,558	7,679,468
Centerbridge Seaport Acquisition Fund, L.P.	Co-Investment	05/2022-03/2026	North America	1,405,897	1,900,000
CMP Ascent Partners LP	Co-Investment	04/2023	North America	1,874,667	3,455,836
DGS Group Holdings, L.P. (F)	Co-Investment	09/2022-11/2022	North America	2,276,579	4,451,923
EDR Co-Invest Aggregator, L.P.	Co-Investment	02/2024	North America	2,081,162	3,330,057
Five Arrows Galliera Co-Invest SCSp	Co-Investment	08/2022-01/2025	Europe	3,235,289	3,912,128
Francisco Partners VII-A, L.P.	Primary	11/2023-01/2026	North America	5,490,000	5,707,727
FS Equity Partners CV1, L.P.	Secondary	05/2025	North America	7,003,433	8,745,978
GHP SPV-6, L.P.	Co-Investment	11/2024	North America	1,886,395	2,188,794
Harvest Partners IX (Parallel), L.P.	Primary	09/2022-12/2024	North America	4,797,528	5,406,921
KKR Malaga Co-Invest L.P.	Co-Investment	07/2023	Europe	3,995,541	4,366,371
KSL Capital Partners CV II 2, L.P.	Secondary	03/2023	North America	6,599,218	6,020,861
LDS Group Holdings, L.P. (F)	Co-Investment	02/2025	North America	1,672,500	1,948,172
Lightning Holding 2 SARL (F)	Co-Investment	03/2024	Europe	2,042,737	1,649,943
Lightyear AMP CV Holding, L.P.	Secondary	04/2024	North America	7,569,866	8,774,802
Material Co-Invest LP	Co-Investment	10/2022	Europe	4,850,933	2,939,607
MDCP Insurance SPV, L.P.	Secondary	05/2023	North America	4,949,376	10,020,132
NB Convert Elevate Aggregator LP	Co-Investment	11/2023	North America	5,100,323	7,635,230
NB Convert Harp Aggregator LP	Co-Investment	11/2023	North America	2,545,127	3,800,151
NB Electron Aggregator LP	Co-Investment	08/2023	North America	14,044	-
NB Geyser Aggregator LP	Co-Investment	12/2024	North America	2,516,679	3,143,261
NB Pref Harp Aggregator LP	Co-Investment	11/2023	North America	3,078,855	4,480,426
NM Polaris Co-Invest, L.P.	Co-Investment	03/2023	North America	3,347,823	5,751,064
NSH Verisma Holdco II, L.P.	Co-Investment	10/2023	North America	2,780,712	5,307,669
Olympus FG Holdco, L.P.	Co-Investment	08/2022	North America	1,783,835	1,250,814
PCP II Co-Invest Atlas L.P.	Co-Investment	08/2025	Europe	1,913,065	2,031,442
Providence Equity Partners (Unity) S.C.Sp	Secondary	05/2024	Europe	34,769	7,550,332
Searchlight Capital CF SPK, L.P.	Secondary	11/2023	North America	4,236,416	6,171,907
Searchlight Capital III CVL Co-Invest Partners II, L.P.	Co-Investment	12/2024	North America	5,255,691	10,774,484
Summit Partners Growth Equity XII-B, L.P.	Primary	-	North America	-	-
TA Spartan Parent, LLC (F)	Co-Investment	07/2023	North America	4,180,000	2,824,743
TA XV-B, L.P.	Primary	02/2025-01/2026	North America	5,600,000	5,098,521
THL Fund Investors (Iconic), L.P.	Co-Investment	05/2022-06/2023	North America	3,077,894	4,456,716
THL Fund IX Investors (Plymouth II), L.P.	Co-Investment	08/2023-10/2023	North America	2,213,219	3,889,310
THL Parallel Fund X, L.P.	Primary	-	North America	-	-
Thoma Bravo Discover Fund IV-A, L.P.	Primary	12/2022-11/2025	North America	7,749,219	10,734,976
Tikehau Alliance 2 Fund S.L.P.	Secondary	07/2025-12/2025	Europe	5,994,424	6,754,458
Trilantic Capital Partners VII Parallel (North America) L.P.	Primary	10/2023-10/2025	North America	16,690,575	20,837,767
True Wind Capital Continuation, L.P.	Secondary	03/2023-05/2023	North America	5,005,777	4,053,980
V-Co-Invest I, L.P. (G)	Co-Investment	09/2022	North America	5,044,208	5,947,678
WCAS XIV, L.P.	Primary	12/2022-01/2026	North America	9,860,027	11,211,271
WWEC Holdings LP (F)	Co-Investment	10/2022	North America	2,510,000	3,263,000
				190,726,675	244,711,857

The accompanying notes are an integral part of these consolidated financial statements

NB Crossroads Private Markets Fund VII Holdings LP

Consolidated Schedule of Investments

As of March 31, 2026

Investments / Co-investments (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value
Special Situations (4.28)%
DIG Holdings, LLC (F)	Co-Investment	11/2022	North America	4,006,700	5,283,886
Epiris Fund III L.P.	Primary	10/2023-02/2026	Europe	3,452,470	13,091,910
Grain Optimus Co-Invest-B, L.P.	Co-Investment	-	North America	-	-
Truelink-Vista A, L.P.	Co-Investment	10/2022	North America	1,204,666	2,100,374
				8,663,836	20,476,170
Venture Capital (5.68)%
Accel Leaders 4 L.P.	Primary	06/2023-03/2026	North America	6,597,500	8,760,431
Battery Ventures XIV, L.P.	Primary	07/2022-01/2026	North America	5,341,000	5,912,393
Foundation Capital Leadership Fund IV, L.P. (G)	Primary	-	North America	-	-
Foundation Capital XI, L.P. (G)	Primary	05/2024-01/2026	North America	3,131,418	3,374,720
Meritech Capital Partners VIII L.P.	Primary	03/2025-02/2026	North America	1,717,000	1,752,366
Meritech Capital Sidecar III L.P.	Primary	08/2025-12/2025	North America	132,500	129,850
Spark Capital Growth Fund V, L.P.	Primary	10/2024-03/2026	North America	3,750,000	5,523,582
Spark Capital VIII, L.P.	Primary	07/2024-03/2026	North America	1,262,500	1,694,228
				21,931,918	27,147,570
Money Market Fund (7.09)%
Morgan Stanley Institutional Liquidity Fund Government Portfolio (H)				33,886,018	33,886,018
				33,886,018	33,886,018

Total Investments (cost $357,166,360) (98.14)%					469,103,295
Other Assets & Liabilities (Net) (1.86)%					8,883,688
Partners' Capital - Net Assets (100.00)%					$477,986,983

(A)	Non-income producing securities, which are restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at March 31, 2026 aggregated $323,280,342. Total fair value of illiquid and restricted securities at March 31, 2026 was $435,217,277 or 91.05% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is a required disclosure for restricted securities only.
(D)	All percentages are calculated as fair value divided by the Master Fund's Partners' Capital - Net Assets.
(E)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.
(F)	The fair value of the investment was determined using a significant unobservable input.
(G)	This investment is made through the Master Fund's wholly owned subsidiary, NB CPMF VII B LLC.
(H)	The rate is 3.48%, the annualized seven-day yield as of March 31, 2026.

The accompanying notes are an integral part of these consolidated financial statements.

NB Crossroads Private Markets Fund VII Holdings LP

Consolidated Statement of Operations

As of March 31, 2026

Investment Income:

Interest income	$688,598

Total Investment Income	688,598

Operating Expenses:

Advisory fees	2,677,952
Administration service fees	352,224
Professional fees	323,530
Audit fees	201,355
Tax expense	194,959
Interest expense	180,803
Independent Directors' fees	167,344
Insurance expense	46,766
Financing costs	29,526
Other expenses	51,732

Total Operating Expenses	4,226,191

Fee offset	(40,852)

Net Total Operating Expenses	4,185,339

Net Investment Loss	(3,496,741)

Net Realized and Change in Unrealized Gain on Investments (Note 2)
Net realized gain on investments	6,632,907
Net change in unrealized appreciation on investments	36,907,703

Net Realized and Change in Unrealized Gain on Investments	43,540,610

Net Increase in Partners' Capital – Net Assets Resulting from Operations	$40,043,869

The accompanying notes are an integral part of these consolidated financial statements.

NB Crossroads Private Markets Fund VII Holdings LP

Consolidated Statement of Changes in Partners’ Capital – Net Assets

For the year ended March 31, 2025

	Partners' Capital	Special Limited Partner	Total
Partners' committed capital	$553,370,654	$5,589,603	$558,960,257

Partners' capital at April 1, 2024	$265,578,188	$2,682,608	$268,260,796
Capital contributions	49,803,359	503,064	50,306,423
Capital distributions	(3,577,938)	(36,141)	(3,614,079)
Net investment loss	(2,848,363)	(28,770)	(2,877,133)
Net realized gain on investments	6,253,480	63,166	6,316,646
Net change in unrealized appreciation on investments	34,029,714	343,734	34,373,448
Net change in incentive carried interest	(374,902)	374,902	-
Partners' capital at March 31, 2025	$348,863,538	$3,902,563	$352,766,101

For the year ended March 31, 2026

	Partners' Capital	Special Limited Partner	Total
Partners' committed capital	$553,370,654	$5,589,603	$558,960,257

Partners' capital at April 1, 2025	$348,863,538	$3,902,563	$352,766,101
Capital contributions	88,539,305	894,336	89,433,641
Capital distributions	(4,214,062)	(42,566)	(4,256,628)
Net investment loss	(3,461,774)	(34,967)	(3,496,741)
Net realized gain on investments	6,566,578	66,329	6,632,907
Net change in unrealized appreciation on investments	36,538,626	369,077	36,907,703
Net change in incentive carried interest	(1,439,719)	1,439,719	-
Partners' capital at March 31, 2026	$471,392,492	$6,594,491	$477,986,983

The accompanying notes are an integral part of these consolidated financial statements.

NB Crossroads Private Markets Fund VII Holdings LP

Consolidated Statement of Cash Flows

For the year ended March 31, 2026

CASH FLOWS FROM OPERATING ACTIVITIES

Net change in Partners’ Capital – Net Assets resulting from operations	$40,043,869
Adjustments to reconcile net change in Partners’ Capital – Net Assets resulting from operations to net cash used in operating activities: Purchases of investments	(70,765,418)
Proceeds received from investments	18,220,620
Net purchases and sales of short term investments	(19,439,520)
Net realized gain on investments	(6,632,907)
Net change in unrealized (appreciation) depreciation on investments	(36,907,703)
Changes in assets and liabilities related to operations
(Increase) decrease in interest receivable	16,448
(Increase) decrease in prepaid insurance	2,142
Increase (decrease) in current tax asset	(1,971)
(Increase) decrease in deferred financing costs, net	24,515
Increase (decrease) in advisory fees payable	138,572
Increase (decrease) in deferred tax payable	196,930
Increase (decrease) in professional fees payable	156,709
Increase (decrease) in administration service fees payable	19,229
Increase (decrease) in due to Affiliate	(176,878)
Increase (decrease) in other payables	(8,608)
Increase (decrease) in interest payable	(63,042)

Net cash provided by (used in) operating activities	(75,177,013)

CASH FLOWS FROM FINANCING ACTIVITIES

Borrowings from credit facility	1,000,000
Payments to credit facility	(11,000,000)
Contributions from Partners	89,433,641
Distributions to Partners	(4,256,628)

Net cash provided by (used in) financing activities	75,177,013

Net change in cash and cash equivalents	-
Cash and cash equivalents at beginning of the year	-

Cash and cash equivalents at end of the year	$-

Supplemental cash flow information
Interest paid	$243,845

The accompanying notes are an integral part of these consolidated financial statements.

NB Crossroads Private Markets Fund VII Holdings LP

Consolidated Financial Highlights

	For the year ended March 31, 2026	For the year ended March 31, 2025	For the year ended March 31, 2024	For the year ended March 31, 2023	For the Period February 14, 2022 (Commencement of Operations) Through March 31, 2022
Per Unit Operating Performance (1)

NET ASSET VALUE, BEGINNING OF YEAR	$1,336.95	$1,201.05	$1,015.98	$987.04	$1,000.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(11.23)	(11.54)	(8.38)	(8.50)	(12.96)
Net change in realized and unrealized gain on investments	142.74	161.85	193.45	37.44	-
Net increase (decrease) in net assets resulting from operations after incentive carried interest	131.51	150.31	185.07	28.94	(12.96)

DISTRIBUTIONS TO PARTNERS:
Net change in Partners' Capital - Net Assets due to distributions to Partners	(13.59)	(14.41)	-	-	-
NET ASSET VALUE, END OF YEAR	$1,454.87	$1,336.95	$1,201.05	$1,015.98	$987.04
TOTAL NET ASSET VALUE RETURN (1), (2), (3)	9.84%	12.57%	18.22%	2.93%	(1.30	)%(4)

RATIOS AND SUPPLEMENTAL DATA:
Partners' Capital - Net Assets, end of year in thousands (000's)	$477,987	$352,766	$268,261	$131,865	$6,089
Ratios to Average Partners' Capital - Net Assets: (5)
Expenses excluding incentive carried interest and fee offset	1.02%	1.18%	1.56%	2.64%	36.09	%(7)
Net change in incentive carried interest	0.35%	0.13%	-	-	-	(7)
Fee offset	(0.01)%	-	-	-	-	(7)
Expenses including incentive carried interest and fee offset	1.36%	1.31%	1.56%	2.64%	36.09	%(7)
Net investment loss excluding incentive carried interest	(0.84)%	(0.95)%	(0.83)%	(1.12)%	(36.09	)%(7)
Portfolio Turnover Rate (6)	4.58%	5.95%	1.22%	0.06%	0.00%

INTERNAL RATES OF RETURN:
Internal Rate of Return before incentive carried interest (8)	12.69%	14.25%	15.48%	5.30%	NM
Internal Rate of Return after incentive carried interest (8)	12.52%	14.18%	15.48%	5.30%	NM

(1)	Selected data for a unit of Master Fund interest outstanding throughout each period.
(2)	Total investment return, based on per unit net asset value, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Master Fund during the period and assumes distributions, if any, were reinvested. The Master Fund's units are not traded in any market; therefore, the market value total investment return is not calculated.
(3)	Total investment return is not annualized.
(4)	Total return and the ratios to average Partners' Capital - Net Assets is calculated for the Master Fund taken as a whole. Total return is calculated using a commitment-weighted rate of return methodology based on the timing of closings during the period February 14, 2022 (Commencement of Operations) through March 31, 2022. As a result, an individual partner's return may vary from these returns and ratios based on the timing of their capital transactions.
(5)	Ratios do not reflect the Master Fund's proportional share of the net investment income (loss) and expenses, including any performance-based fees, of the Underlying Investments.
(6)	Proceeds received from investments are included in the portfolio turnover rate.
(7)	Annualized for the period February 14, 2022 (Commencement of Operations) through March 31, 2022. The expense and net investment loss ratios are based on a very limited operating period and, as such, may not be meaningful.
(8)	The Internal Rate of Return is computed based on the actual dates of the cash inflows and outflows since inception and the ending net assets at the end of the period as of each measurement date. For the period ended March 31, 2022, the Internal Rate of Return is based on a limited operating period and, as such, may not be meaningful.

The accompanying notes are an integral part of these consolidated financial statements.

NB Crossroads Private Markets Fund VII Holdings LP

Notes to the Consolidated Financial Statements

March 31, 2026

1. Organization

NB Crossroads Private Markets Fund VII Holdings LP (the “Master Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Fund was organized as a Delaware limited partnership on March 11, 2021. The Master Fund commenced operations on February 14, 2022. The Master Fund’s term will expire on December 31 following the tenth anniversary from the initial subscription closing date, subject to two one-year extensions which may be approved by the Board of Directors of the Master Fund (the “Board” or the “Board of Directors”). Thereafter, the term of the Master Fund may be extended by consent of a majority-in-interest of its limited partners (“Partners”) as defined in the Master Fund’s limited partnership agreement (the “LP Agreement”).

The Master Fund’s investment objective is to provide attractive risk adjusted returns. The Master Fund seeks to achieve its investment objective by investing in a diversified global portfolio of high quality third-party private equity funds (“Portfolio Funds”), including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds (each, a “Secondary Investment”), pursuing investment strategies in small and mid-cap buyout, large-cap buyout, special situations (primarily distressed-oriented strategies), and venture and growth capital, and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms (each, a “Co-Investment” and together with the Portfolio Funds and Secondary Investments, the “Underlying Investments”). Neither the Master Fund nor the Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Master Fund will achieve its investment objective. The Portfolio Funds are not registered as investment companies under the 1940 Act.

NB Crossroads Private Markets Fund VII LP (the “LP Fund”) and NB Crossroads Private Markets Fund VII Advisory LP (the “Advisory Fund” and together with the LP Fund, the “Feeder Funds”) pursue their investment objectives by investing substantially all of their assets in the Master Fund. Each Feeder Fund is a Delaware limited partnership that is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Feeder Funds have the same investment objective and substantially the same investment policies as the Master Fund.

The Board has overall responsibility to manage and supervise the operations of the Master Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct, and operations of the Master Fund. The Board exercises the same powers, authority and responsibilities on behalf of the Master Fund as are customarily exercised by directors of a typical investment company registered under the 1940 Act. The Board has engaged Neuberger Berman Investment Advisers LLC (“NBIA” or “Registered Investment Adviser”) and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser” and together with NBIA, the “Adviser”) to provide investment advice regarding the selection of the Underlying Investments and to manage the day-to-day operations of the Master Fund.

The Master Fund operates as a vehicle for the investment of substantially all of the assets of the Feeder Funds as partners of the Master Fund (“Partners”).  As of March 31, 2026, the LP Fund’s and Advisory Fund’s ownership of the Master Fund’s Partners’ contributed capital was 88.63% and 10.37%, respectively, with a NB affiliate’s (the “Special Limited Partner”) (who is also a Partner of the Master Fund) percentage ownership of the Master Fund’s Partners’ contributed capital being 1%.

NB Crossroads Private Markets Fund VII Holdings LP

Notes to the Consolidated Financial Statements

March 31, 2026

2. Significant Accounting Policies

The Master Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its financial statements.

A. Basis of Accounting

The Master Fund’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the Master Fund are maintained in U.S. dollars.

Consolidation of Subsidiaries

NB CPMF VII B LLC (the “Subsidiary), is an investment company and a wholly-owned subsidiary of the Master Fund. The Consolidated Schedule of Investments, Consolidated Statement of Assets, Liabilities and Partners’ Capital – Net Assets, Consolidated Statement of Operations, Consolidated Statement of Changes in Partners’ Capital – Net Assets, Consolidated Statement of Cash Flows and the Consolidated Financial Highlights of the Master Fund include the accounts of its Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. The inception date of the Subsidiary was September 7, 2022. On March 31, 2026, the Subsidiary had net assets of $9,060,650, which equals 1.9% of the Master Fund’s total net assets.

B. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.

C. Valuation of Investments

The Master Fund computes its net asset value (“NAV”) as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Adviser in accordance with valuation principles set forth below, or may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved valuation procedures pursuant to which the Master Fund values its investments. In accordance with Rule 2a-5 under the 1940 Act, the Board has designated NBIA as its Valuation Designee (the “Valuation Designee”). The Valuation Designee, with assistance from NBAA, is responsible for determining fair value in good faith for the Master Fund’s investments without readily available market quotations, subject to oversight by the Board.

NB Crossroads Private Markets Fund VII Holdings LP

Notes to the Consolidated Financial Statements

March 31, 2026

It is expected that most of the Underlying Investments in which the Master Fund invests will meet the criteria set forth under the Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurement (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Underlying Investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the Underlying Investment. To the extent ASC 820 is applicable to an Underlying Investment, the Adviser generally will value the Master Fund’s investment based primarily upon the value reported to the Master Fund by the Portfolio Fund or the lead investor of a Co-Investment as of each quarter-end, determined by the Underlying Investment in accordance with its own valuation policies.

FASB ASC 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Master Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Master Fund commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund’s life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Master Fund generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the “secondary market” where an investor purchases a limited partner’s existing interest and remaining commitment.

10

NB Crossroads Private Markets Fund VII Holdings LP

Notes to the Consolidated Financial Statements

March 31, 2026

Assumptions used by the Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Fund’s results of operations and financial condition.

The following table presents the investments carried on the Consolidated Statement of Assets, Liabilities and Partners’ Capital – Net Assets by level within the valuation hierarchy as of March 31, 2026:

	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets:
Large-cap Buyout	$-	$-	$14,121,265	$128,760,415	$142,881,680
Small and Mid-cap Buyout	-	-	14,137,781	230,574,076	244,711,857
Special Situations	-	-	5,283,886	15,192,284	20,476,170
Venture Capital	-	-	-	27,147,570	27,147,570
Money Market Fund	33,886,018	-	-	-	33,886,018
Total	$33,886,018	$-	$33,542,932	$401,674,345	$469,103,295

Significant Unobservable Inputs

As of March 31, 2026, the Master Fund had investments valued at $469,103,295. The fair value of investments valued at $401,674,345 in the Master Fund's Consolidated Schedule of Investments have been valued at the unadjusted NAV reported by the managers of the investments.

The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement. The following table summarizes the valuation methodologies and inputs used for investments categorized in Level 3 as of March 31, 2026:

			Unobservable Inputs
Investments	Fair Value 03/31/2026	Valuation Methodologies	Variable	Value/Range	Weighted Average[1]
Large-cap Buyout	$7,879,775	Market Comparables, Discount Cashflows, Discount Cashflows	LTM EBITDA, Exit EBITDA, WACC	16.0x, 13.0x, 10.5%	N/A

Large-cap Buyout	6,241,490	Market Comparables	LTM EBITDA	12.6x	N/A

Small and Mid-cap Buyout	14,137,781	Market Comparables	LTM EBITDA	10.3x - 18.0x	12.5x

Special Situations	5,283,886	Market Comparables	LTM EBITDA	11.8x	N/A

Total	$33,542,932

1 Inputs weighted based on fair value of investments in range.

During the year ended March 31, 2026, purchases of and sales from Level 3 investments were as follows:

Purchases	Sales
$4,697,715	$9,354

During the year ended March 31, 2026, unrealized appreciation and realized gains from Level 3 investments were $3,868,102 and $9,354, respectively.

11

NB Crossroads Private Markets Fund VII Holdings LP

Notes to the Consolidated Financial Statements

March 31, 2026

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 during the year ended March 31, 2026.

The estimated remaining life of the Master Fund’s Portfolio Funds as of March 31, 2026, is one to ten years, with the possibility of extensions by each of the Underlying Investments.

D. Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash and short-term investments which are readily convertible into cash and have an original maturity of three months or less. UMB Bank N.A. serves as the Master Fund’s custodian.

Cash and cash equivalents on the Consolidated Statement of Assets, Liabilities and Partners’ Capital – Net Assets can include deposits in money market accounts, which are classified as Level 1 assets. As of March 31, 2026, the Master Fund held $33,886,018 in an overnight sweep that is deposited into a money market account.

Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations (“SIPC”) or Federal Deposit Insurance Corporation (“FDIC”) limitations.

E. Investment Gains and Losses

The Master Fund records distributions of cash or in-kind securities from the Underlying Investments based on the information from distribution notices when distributions are received. The Master Fund recognizes within the Consolidated Statement of Operations its share of realized gains or (losses), the Master Fund’s change in net unrealized appreciation/(depreciation) and the Master Fund’s share of net investment income or (loss) based upon information received regarding distributions from managers of the Underlying Investments. The Master Fund may also recognize realized losses based upon information received from the Underlying Investment managers for write-offs taken in the underlying portfolio. Changes in unrealized appreciation/(depreciation) on investments within the Consolidated Statement of Operations includes the Master Fund’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions, and expenses of each Underlying Investment.

The Underlying Investments may make in-kind distributions to the Master Fund and, particularly in the event of a dissolution of an Underlying Investment, such distributions may contain securities that are not marketable. While the general policy of the Master Fund will be to liquidate such investment and distribute proceeds to Partners, under certain circumstances when deemed appropriate by the Board, a Partner may receive in-kind distributions from the Master Fund.

F. Income Taxes

The Master Fund has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), with a tax year end of September 30.  If the Master Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Master Fund were ineligible to or otherwise unable to cure such failure, the Master Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Partners, and all distributions out of earnings and profits would be taxable to Partners as ordinary income. In addition, the Master Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC under Subchapter M. The Master Fund intends to comply with the requirements under Subchapter M and to distribute substantially all of its taxable income and gains to Partners and to meet certain diversification and income requirements with respect to its underlying investments. As of March 31, 2026, there is no provision for federal income or excise tax within the financial statements.

12

NB Crossroads Private Markets Fund VII Holdings LP

Notes to the Consolidated Financial Statements

March 31, 2026

Differences arise in the computation of Partners’ capital for financial reporting in accordance with GAAP and Partners' capital for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.  The cost of the Underlying Investments for federal income tax purposes is based on amounts reported to the Master Fund on Schedule K-1 from the Underlying Investments. For the tax year ended September 30, 2025, permanent book to tax reclassifications have resulted in an increase to Partners’ distributable earnings of $4,916,360 and a decrease to Partners’ capital paid-in of $4,916,360. As of September 30, 2025, the Master Fund had a late-year ordinary loss of $5,785,304, which is deferred until the next taxable year.

For the tax year ended September 30, 2025, the components of distributable earnings on a tax basis are as follows:

Undistributed income	$-
Undistributed long-term gains	3,324,884
Net tax appreciation (depreciation)	112,489,359
Loss carryforwards and deferrals	(5,785,304)
Total distributable earnings	$110,028,939

The temporary differences between the book basis and tax basis distributable earnings are primarily due to book to tax differences from partnerships.

As of March 31, 2026, the federal tax cost of investments and unrealized appreciation (depreciation) are as follows:

Gross unrealized appreciation	$130,593,770
Gross unrealized depreciation	(8,550,779)
Net unrealized appreciation	$122,042,991
Tax cost of investments	$347,060,304

The tax character of the distributions made during the year ended March 31, 2026 were as follows:

Ordinary Income	Long-Term Capital Gains	Short Term Capital Gains
$0	$4,256,628	$0

13

NB Crossroads Private Markets Fund VII Holdings LP

Notes to the Consolidated Financial Statements

March 31, 2026

The tax character of the distributions made during the year ended March 31, 2025 were as follows:

Ordinary Income	Long-Term Capital Gains	Short Term Capital Gains
$0	$3,614,079	$0

The Master Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Master Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2026, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2022 forward (with limited exceptions). FASB ASC 740-10, Income Taxes requires the Adviser to determine whether a tax position of the Master Fund is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. The Adviser has reviewed the Master Fund’s tax positions for the current tax year and has concluded that no provision for taxes is required in the Master Fund’s financial statements for the year ended March 31, 2026. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2026, the Master Fund did not incur any interest or penalties.

The Subsidiary is a domestic limited liability company that is treated as a corporation for tax reporting and has a tax year end of September 30. The Subsidiary is subject to federal, state and local income taxes. As of March 31, 2026, the Subsidiary has recorded a total deferred tax payable of $246,494 and a current tax asset of $1,971. The Master Fund adopted ASU 2023-09, for the year ended March 31, 2026. The adoption of this standard affects only the Master Fund’s financial statement disclosures and had no impact on the Master Fund's financial position or operating results. A breakdown of income taxes paid by jurisdiction is provided when significant income taxes are paid. For the year ended March 31, 2026, Management determined that the income taxes paid by the Master Fund were not significant and therefore no further disclosure is required.

G. Restrictions on Transfers

Interests of the Master Fund (“Interests”) are generally not transferable. No Partner may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.

H. Fees of the Underlying Investments

Each Underlying Investment will charge its investors (including the Master Fund) expenses, including asset-based management fees and performance-based fees, which are referred to as an allocation of profits. In addition to the Master Fund level expenses shown on the Master Fund’s Consolidated Statement of Operations, Partners of the Master Fund will indirectly bear the fees and expenses charged by the Underlying Investments. These fees are reflected in the valuations of the Underlying Investments and are not reflected in the ratios to average net assets in the Master Fund’s Financial Highlights.

14

NB Crossroads Private Markets Fund VII Holdings LP

Notes to the Consolidated Financial Statements

March 31, 2026

I. Master Fund Expenses

The Master Fund bears all expenses incurred in the course of business on an accrual basis, including, but not limited to, the following: Advisory Fees (as defined herein); investment related expenses; legal fees; administration fees; audit fees; tax preparation fees; custodial fees; cost of insurance; registration expenses; Independent Directors’ fees (as defined herein); and expenses of meetings of the Board.

J. Organizational and Offering Costs

Organizational and offering costs are costs incidental to the organization, issuing and marketing of interests in a partnership and are non-recurring in nature. The Master Fund shall bear its organizational expenses, and expenses relating to the offering and sale of interests only to the extent such expenses when aggregated with those of the Master Fund’s feeder funds exceed $400,000, as the initial $400,000 shall be borne by the Registered Investment Adviser. In addition, if such aggregated expenses exceed $1,000,000, the excess amount over $1,000,000 shall be borne by the Registered Investment Adviser. For the year ended March 31, 2026, the Master Fund has incurred no organizational and offering costs.

K. Foreign Currency Translation

The Master Fund has foreign investments which require the Master Fund to translate these investments into U.S. dollars. For foreign investments for which the functional currency is not the U.S. dollar, the fair values of the investments are translated into the U.S. dollar equivalent using period end exchange rates. The resulting translation adjustments are recorded as unrealized appreciation or depreciation on investments.

Contributed capital to and distributions received from these foreign Portfolio Funds are translated into the U.S. dollar equivalent using exchange rates on the date of the transaction.

Conversion gains and losses resulting from changes in foreign exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Consolidated Statement of Operations. The Master Fund does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on investment transactions from the fluctuations arising from changes in the fair value of these investments.

L. Segment Reporting

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. NBIA acts as the Master Fund’s CODM through its management, investment and operating committees, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined the Master Fund represents a single operating segment, as the CODM monitors the operating results of the Master Fund as a whole and the Master Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its confidential private placement memorandum, based on a defined investment strategy which is executed by the portfolio management team. The financial information in the form of the Master Fund’s investments as well as the information contained with the Master Fund’s Consolidated Financial Highlights, which are used by the CODM to assess the segment’s performance versus the Master Fund’s comparative benchmarks and to make resource allocation decisions for the Master Fund’s single segment, is consistent with that presented within the Master Fund’s consolidated financial statements. The Consolidated Statement of Assets, Liabilities and Partners’ Capital – Net Assets and the Consolidated Statement of Operations are reflective of the Master Fund’s segment assets and expenses, respectively.

15

NB Crossroads Private Markets Fund VII Holdings LP

Notes to the Consolidated Financial Statements

March 31, 2026

M. Recent Accounting Pronouncements

In December 2023, FASB issued Accounting Standards Update No. 2023-09, "Improvements to Income Tax Disclosures" ("ASU 2023-09"). ASU 2023-09 clarifies the guidance in ASC 740 "Income Taxes" to enhance the transparency and decision-usefulness of income tax disclosures, particularly in the rate reconciliation table and disclosures about income taxes paid. The amendments are intended to address investors’ requests for income tax disclosures that provide more information to help them better understand an entity’s exposure to potential changes in tax laws and the ensuing risks and opportunities and to assess income tax information that affects cash flow forecasts and capital allocation decisions. ASU 2023-09 is effective for annual reporting periods beginning after December 15, 2024. Management has adopted and determined that there is no material impact on the Master Fund’s financial statements.

3. Advisory Fee, Administration Service Fee and Related Party Transactions

The Registered Investment Adviser provides investment advisory services to the Master Fund and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds.  Further, the Registered Investment Adviser provides certain management and administrative services to the Feeder Funds, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Master Fund pays the Registered Investment Adviser an investment advisory fee (the "Advisory Fee") quarterly in arrears based on an annual rate of 0.80% following the Master Fund’s commencement of operations through the end of year eight; and then 0.15% for the remaining life of the Master Fund, in each case based on the Master Fund’s invested capital. Certain of the Master Fund’s investments pay the Adviser for transaction services at the time of close. This income to the Adviser is shared with the Master Fund based on its ownership percentage through a fee offset which is presented on the Consolidated Statement of Operations. For the year ended March 31, 2026, the Master Fund incurred Advisory Fees totaling $2,677,952.

Pursuant to an Administrative and Accounting Services Agreement, the Master Fund retains UMB Fund Services, Inc. (the “Administrator”), a subsidiary of UMB Financial Corporation, to provide administration, custodial, accounting, tax preparation and investor services to the Master Fund. In consideration for these services, the Master Fund pays the Administrator a tiered fee between 0.01% and 0.02%, based on the first day of each calendar quarter’s net assets, subject to a minimum quarterly fee. In accordance with the service level agreement additional fees may be charged for out-of-scope services and quarterly filings made on behalf of the Master Fund. For the year ended March 31, 2026, the Master Fund incurred administration service fees totaling $352,224.

The Board consists of six directors (the “Independent Directors”), all of whom are not “interested persons” of the Master Fund as defined by Section 2(a)(19) of the 1940 Act. Compensation to the Board is paid and expensed by the Master Fund on a quarterly basis. The Independent Directors are also reimbursed for out-of-pocket expenses in connection with providing their services to the Master Fund. For the year ended March 31, 2026, the Master Fund incurred $167,344 in Independent Directors’ fees.

16

NB Crossroads Private Markets Fund VII Holdings LP

Notes to the Consolidated Financial Statements

March 31, 2026

4. Capital Commitments from Partners

At March 31, 2026 and 2025, capital commitments from Partners totaled $558,960,257. Capital contributions received by the Master Fund with regard to satisfying Partner commitments totaled $368,913,769 and $279,480,128, which represents approximately 66% and 50% of committed capital at March 31, 2026 and 2025, respectively.

Capital contributions will be credited to Partners’ capital accounts and units will be issued when paid. Capital contributions will be determined based on a percentage of commitments. During the years ended March 31, 2026 and 2025, the Master Fund issued 64,682.70 and 40,504.04 units, respectively.

The net profits or net losses of the Master Fund are allocated to Partners in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation, such that allocations are based on Partners’ percentage interests, as defined in the Master Fund’s LP Agreement.

Distributions shall be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to Partners at such times and in such amounts as determined by the Board of Directors in its sole discretion and in accordance with Partners’ respective percentage interests, as defined in the LP Agreement. As of March 31, 2026, the Master Fund had distributed $7,870,707 to Partners. Distributions from the Master Fund are made in the following priority:

(a) First, to Partners of the Master Fund until they have received a 125% return of all drawn capital commitments; and

(b) Then, 7% to the Special Limited Partner (as defined in Note 1). The Special Limited Partner will not collect any of the incentive carried interest that it may have earned until after the fourth anniversary of the final closing.

Incentive carried interest is accrued based on the NAV of the Feeder Funds at each quarter-end as an allocation of profits, to the extent there is an amount to be accrued. The Consolidated Statement of Changes in Partners’ Capital – Net Assets discloses the amount payable and paid to the Special Limited Partner in the period in which it occurs. At March 31, 2026, the accrued and unpaid incentive carried interest was $1,814,621.

17

NB Crossroads Private Markets Fund VII Holdings LP

Notes to the Consolidated Financial Statements

March 31, 2026

5. Capital Commitments of the Master Fund to Investments

As of March 31, 2026, the Master Fund had total capital commitments of $515,423,127 to the investments with remaining unfunded commitments to the investments totaling $164,062,086 as listed below:

Assets:	Unfunded Commitment
Large-cap Buyout	$11,886,686
Small and Mid-cap Buyout	116,538,927
Special Situations	20,668,391
Venture Capital	14,968,082
Total	$164,062,086

6. Description of the Investments

Due to the nature of the Underlying Investments, the Master Fund generally cannot liquidate its positions in the investments except through distributions from the Underlying Investments, which are made at the discretion of the Portfolio Funds or sponsor of the Co-Investment. The Master Fund has no right to demand repayment of its investment in the Portfolio Funds or Co-Investments.

7. Line of Credit

The Master Fund entered into a revolving line of credit agreement (the “Credit Agreement”) with Bank OZK, dated June 30, 2022, under which the Master Fund could borrow an aggregate principal amount of $25,000,000 for the temporary financing of investments and payment of expenses under the specified terms. The line of credit was secured by the Master Fund’s unfunded Partners’ capital commitments. The Credit Agreement matured on June 30, 2025 and was not extended.

Interest was charged on the outstanding principal amount at a rate per annum that is the aggregate of the applicable margin and secured overnight financing rate (“SOFR”). Additionally, a commitment fee was charged on the daily unused portion. During the year ended March 31, 2026, the Master Fund had an average outstanding principal of $2,463,014 with an average interest rate of 7.3%. During the year ended March 31, 2026, the Master Fund incurred $180,803 of interest expense, as presented in the Consolidated Statement of Operations. In relation to entering the Credit Agreement, the Master Fund incurred origination fees and other legal costs (“Financing Costs”). These Financing Costs were amortized over the term of the loan. For the year ended March 31, 2026, the Master Fund expensed $29,526 of Financing Costs as shown in the Consolidated Statement of Operations.

8. Indemnifications

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on the Registered Investment Adviser’s experience, the risk of loss from such claims is considered remote.

18

NB Crossroads Private Markets Fund VII Holdings LP

Notes to the Consolidated Financial Statements

March 31, 2026

Many of the Portfolio Funds’ partnership agreements contain provisions that allow them to recycle or recall distributions made to the Master Fund. Accordingly, the unfunded commitments disclosed under Note 5 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.

9. Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk

Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Master Fund’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Master Fund may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Master Fund. The Master Fund’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Master Fund will be able to realize the value of such investments in a timely manner if at all.

The Master Fund believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

If the Master Fund defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Master Fund’s investment in the Underlying Investment. This may impair the ability of the Master Fund to pursue its investment program, force the Master Fund to borrow or otherwise impair the value of the Master Fund’s investments (including the complete devaluation of the Master Fund). In addition, defaults by Partners on their commitments to the Master Fund, may cause the Master Fund to, in turn, default on its commitment to an Underlying Investment. In this case, the Master Fund, and especially the non-defaulting Partners, will bear the penalties of such default as outlined above. While the Registered Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.

10. Subsequent Events

The Master Fund has evaluated all events subsequent to March 31, 2026, through the date these financial statements were issued and has determined that there were no subsequent events that require disclosure.

19

KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Partners and Board of Directors
NB Crossroads Private Markets Fund VII Holdings LP:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets, liabilities and partners’ capital - net assets of NB Crossroads Private Markets Fund VII Holdings LP and subsidiary (the Partnership), including the consolidated schedule of investments, as of March 31, 2026, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in partners’ capital - net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the four-year period then ended and the period from February 14, 2022 (commencement of operations) through March 31, 2022. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Partnership as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from February 14, 2022 (commencement of operations) through March 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Partnership in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, underlying fund managers and portfolio companies or by other appropriate auditing procedures where replies from underlying fund managers and portfolio companies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more NB Private Markets/NB Crossroads Private Markets investment companies since 2016.

Boston, Massachusetts
May 28, 2026

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG
International Limited, a private English company limited by guarantee.

NB Crossroads Private Markets Fund VII Holdings LP
Investment Program (Unaudited)
March 31, 2026

Investment Objective and Process

The investment objective of NB Crossroads Private Markets Fund VII Holdings LP (the "Master Fund") is to provide attractive risk-adjusted returns to investors ("Investors"). The Master Fund seeks to achieve its investment objective principally by making primary investments (each, a "Primary Investment") in a portfolio of newly formed, third party private equity funds ("Portfolio Funds") managed by various experienced unaffiliated asset managers that generally have an established track record. The Master Fund will also opportunistically invest in "secondary investments" in Portfolio Funds acquired in privately negotiated transactions from investors in these Portfolio Funds typically after the end of the Portfolio Fund's fundraising period (each, a "Secondary Investment") and invest directly in equity or debt securities of portfolio companies alongside Portfolio Funds and other private equity firms (each, a "Co-Investment"). Neuberger Berman Investment Advisers LLC (the "Investment Adviser") believes the coupling of Secondary Investments and Co-Investment activities with Primary Investments should enhance and accelerate investment returns and offers Investors an opportunity to gain exposure to a broad range of private equity investment opportunities in the United States, Europe, Asia and emerging markets around the world.

NB Crossroads Private Markets Fund VII LP and NB Crossroads Private Markets Fund VII Advisory LP (each, a "Feeder Fund") invests all or substantially all of its assets in the Master Fund. The Master Fund has the same investment objective, investment policies and restrictions as those of the Feeder Funds. This form of investment structure is commonly known as a "master/feeder" structure.

Each of the Feeder Funds and the Master Fund is a non-diversified fund under the Investment Company Act of 1940, as amended. However, the Master Fund generally will not commit more than 25% of the value of total capital commitments ("Commitment") by Investors (measured at the time of the Commitment) in a single Portfolio Fund.

The Investment Adviser serves as investment adviser of the Master Fund. The Investment Adviser has engaged NB Alternatives Advisers LLC (the "Sub-Adviser" and, together with the Investment Adviser, the "Adviser") to make investment decisions on behalf of the Master Fund. The Investment Adviser and the Sub-Adviser are indirect wholly-owned subsidiaries of Neuberger Berman Group LLC. None of the Master Fund, the Feeder Fund or the Adviser guarantees any level of return or risk on investments and there can be no assurance that the Master Fund's investment objective will be achieved.

Principal Risk Factors

Information on the risk factors associated with investments in the Master Fund is incorporated herein by reference from the section entitled "Investment Program – Principal Risk Factors" in NB Crossroads Private Markets Fund VII LP's annual report to shareholders for the fiscal year ended March 31, 2026, as filed with the Securities and Exchange Commission (File No. 811- 23365) (the "Client Feeder Annual Report").

21

NB Crossroads Private Markets Fund VII Holdings LP
Supplemental Information (Unaudited)
March 31, 2026

Proxy Voting and Portfolio Holdings

A description of the Master Fund’s policies and procedures used to determine how to vote proxies relating to the Master Fund’s portfolio securities, as well as information regarding proxy votes cast by the Master Fund (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Master Fund at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Master Fund did not receive any proxy solicitations during the year ended March 31, 2026.

The Master Fund files a complete schedule of portfolio holdings on Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Master Fund’s N-PORT filings are available in the EDGAR database on the SEC’s website at www.sec.gov or by calling Neuberger Berman at 212-476-8800.

22

NB Crossroads Private Markets Fund VII Holdings LP
Board of Directors of the Master Fund (Unaudited)
March 31, 2026

Information pertaining to the Board of Directors of the Master Fund is set forth below.

Name, Position(s) Held, Address, and Year of Birth	Term of Office and Length of Time Served[1]	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex[2] Overseen by Director	Other Directorships Held by Director During Past 5 Years
Disinterested Directors

James D. Bowden, Director 1290 Avenue of the Americas New York, NY 10104 (1953)	Since April 2023	Managing Director, NBAA (2015 - 2023)	16	None.

Virginia G. Breen, Director 1290 Avenue of the Americas New York, NY 10104 (1964)	Since Inception	Private investor and board member of certain entities (as listed herein)	16	Trustee/Director of UBS Registered Fund Complex (41 funds); Director of Calamos Fund Complex (58 funds); Director of Paylocity Holding Corp.; Former Director of JLL Income Property Trust, Inc. (2004 - 06/23); Former Director of Tech and Energy Transition Corporation (2021 - 03/23).

Alan Brott, Director 1290 Avenue of the Americas New York, NY 10104 (1942)	Since Inception	Consultant (1991-2018)	16	Director of Grosvenor Registered Multi- Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Former Director of Stone Harbor Investment Funds (8 funds) (2007-2022); Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

Victor F. Imbimbo, Jr., Director 1290 Avenue of the Americas New York, NY 10104 (1952)	Since Inception	President and CEO of Caring Today, LLC, an information and support resource for the family caregiver market (since 2008).	16	Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (10/00 to 8/21).

Thomas F. McDevitt, Director 1290 Avenue of the Americas New York, NY 10104 (1956)	Since Inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (since 2002).	16	Former Director of Jones Lang LaSalle Property Trust, Inc. (12/04 to 06/15).

Thomas G. Yellin, Director 1290 Avenue of the Americas New York, NY 10104 (1954)	Since Inception	President of The Documentary Group (since 2006).	16	Director of Grosvenor Registered Multi-Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

1 Each Director serves for an indefinite term (i.e., until their successor is elected and qualified or the earlier of their death, retirement, resignation or removal, bankruptcy, adjudication of incompetence or other incapacity to perform his or her duties).

2 The ‘‘Fund Complex’’ consists of NB Crossroads Private Markets Fund IV (TI) – Client LLC, NB Crossroads Private Markets Fund IV (TE) – Client LLC, NB Crossroads Private Markets Fund IV Holdings LLC, NB Crossroads Private Markets Fund V Holdings LP, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TI) LP, NB Crossroads Private Markets Fund V (TI) Advisory LP, NB Crossroads Private Markets Fund VI Holdings LP, NB Crossroads Private Markets Fund VI LP, NB Crossroads Private Markets Fund VI Advisory LP, NB Crossroads Private Markets Fund VII Holdings LP, NB Crossroads Private Markets Fund VII LP, NB Crossroads Private Markets Fund VII Advisory LP, NB Private Markets Access Fund LLC, and Neuberger Asset-Based Credit Fund.

23

NB Crossroads Private Markets Fund VII Holdings LP
Officers of the Master Fund (Unaudited)
March 31, 2026

Information pertaining to the Officers of the Master Fund is set forth below.

Name, Address[1] and Age	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation During Past 5 Years
Officers who are not Directors

Peter von Lehe (1968)	President	Length — since 2023	Head of Investments Solutions and Strategy, Managing Director, NBAA, since 2006.

Mark Bonner (1977)	Treasurer	Length — since inception	Managing Director, Neuberger Berman, since 2024, and Director of Private Equity Finance, NBAA, since 2015. Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006-2015).

Claudia A. Brandon (1956)	Executive Vice President and Secretary	Length — since inception	Senior Vice President, Neuberger Berman, since 2007.

Sarah Doane (1989)	Assistant Treasurer	Length — since 2020	Senior Vice President, Neuberger Berman, since 2024, and Director of Private Equity Finance, NBAA, since 2016.

Scott Hogan (1970)	Chief Compliance Officer	Length — Since May 2025	Compliance Officer to the registered investment companies for which NBIA acts as an investment manager and/or administrator, since May 2025. Formerly, Director, DWS Investment Management Americas, Inc. (“DIMA”), and Chief Compliance Officer to the registered investment companies for which DIMA acted as an investment manager and/or administrator (2016 to 2025), and Legal Counsel, DIMA (2007 to 2016).

Sheila James (1965)	Assistant Secretary	Length — since inception	Senior Vice President, Neuberger Berman, since 2023. Formerly, Vice President, Neuberger Berman (2008-2023).

24

NB Crossroads Private Markets Fund VII Holdings LP
Officers of the Master Fund (Unaudited)
March 31, 2026

Information pertaining to the Officers of the Master Fund is set forth below.

Name, Address[1] and Age	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation During Past 5 Years
Officers who are not Directors

Maura Reilly Kennedy (1978)	Vice President	Length — since 2023	Managing Director, NBAA, since 2018. Formerly Principal, NBAA (2014-2018).

Brian Kerrane (1969)	Vice President	Length — since inception	Managing Director, Neuberger Berman, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015.

Josephine Marone (1963)	Assistant Secretary	Length — since inception	Senior Paralegal, Neuberger Berman, since 2007.

David Morse (1961)	Vice President and Principal Executive Officer (for purposes of the Sarbanes-Oxley Act of 2002)	Length — since 2024	Global Co-Head of Private Equity Co-Investments, Managing Director, NBAA, since 2003.

Gariel Nahoum (1983)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Length — Since April 2025	Senior Vice President, Neuberger Berman, since 2017, and General Counsel – U.S. Registered Funds, Senior, since March 2025. Formerly Associate General Counsel – Mutual Funds and Intermediary, Neuberger Berman (2017-2025), and Assistant General Counsel and Vice President, Neuberger Berman (2014 to 2016).

Michael Smith (1984)	Vice President	Length — since 2023	Managing Director, NBAA, since 2022. Formerly Principal, NBAA (2018-2022).

1 The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for Mark Bonner, Sarah Doane and Michael Smith, whose business address is 53 State Street, 13th Floor, Boston, MA 02109.

2 Each Officer serves for an indefinite term (i.e., until their successor is chosen and qualified).

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in this report is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in the Master Fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

25

(b) Not applicable to the Registrant.

Item 2. Code of Ethics.

The Registrant (or the “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update the names of fund officers and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the Code of Ethics is incorporated by reference to NB Private Markets Access Fund LLC’s Form N-CSR, Investment Company Act file number 811-23591 (filed May 21, 2026). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board of Directors (the “Board”) of the Registrant has determined that Alan Brott possesses the technical attributes to qualify as the audit committee's financial expert and is an "independent" Director pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

KPMG, LLP serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements and security counts required under Rule 17f-2 of the Investment Company Act of 1940 (the "1940 Act") for the fiscal years ended March 31, 2025 and March 31, 2026 were $193,565 and $201,355, respectively.

(b) Audit-Related Fees

There were no audit-related services provided by the principal accountant to the Registrant for the last two fiscal years.

(c) Tax Fees

The principal accountant for the audit of the Registrant's annual financial statements billed no fees for tax compliance, tax advice or tax planning services to the Registrant during the last two fiscal years.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last two fiscal years.

(e) (1) During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the audit committee at its next regularly scheduled meeting.

(e) (2) None of the services described in paragraphs (b)-(d) above were approved by the Registrant’s audit committee pursuant to the “de minimis exception” in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to:

(i)	The Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2025 and ended March 31, 2026, were $0 and $0, respectively.

(h) The Registrant's audit committee has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to partners filed under Item 1 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Subject to the Board’s oversight, the Registrant has delegated responsibility to vote proxies related to the securities held in the Fund’s portfolio to its Investment Adviser, Neuberger Berman Investment Advisers LLC (“NBIA”). Under this authority, NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its partners. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines. In instances where a material conflict has been determined to exist, NBIA will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.

NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB investment professional.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; (iv) instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements; or (v) engage another independent third party to determine how to vote the proxy.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of March 31, 2026:

Neuberger Berman Private Markets’ Private Investment Portfolios and Co-Investment Team is responsible for the day-to-day management of the Fund and is led by the Private Investment Portfolio and Co-Investment Investment Committee (the “Investment Committee”), which serve as the Fund's Portfolio Managers and is comprised of twelve members. The Investment Committee and other senior private equity investment personnel also have responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

The Investment Committee is responsible for the development, selection, and ongoing monitoring and realization of investments:

Kent Chen, CFA, is a Managing Director of Neuberger Berman and leader of the firm’s private equity efforts in the Asia Pacific region. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Mr. Chen joined Neuberger Berman in May 2015 from the Hong Kong Monetary Authority (HKMA) after 17 years of central banking career in various positions including Deputy Chief Representative of the HKMA’s New York Office and Advisor to the Executive Director for China at the International Monetary Fund in Washington D.C. From 2008, Mr. Chen helped to establish the HKMA’s private equity program, comprising of global buyout, Asia private equity and global energy investments. Before joining the HKMA in 1998, Mr. Chen was Head of China Research at Daiwa Securities in Hong Kong covering the Chinese stocks market with a focus on infrastructure, energy and power equipment stocks. Mr. Chen has been awarded the Chartered Financial Analyst designation and earned a MPA from Columbia University, MBA from University of Hull and BS in Economics from University of London.

Paul Daggett, CFA is a Managing Director of Neuberger Berman and a senior member of the firm's Private Investment Portfolios and Co-Investments team. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Prior to joining Neuberger Berman in 2004, Mr. Daggett worked in the European Equity Derivatives Group at JPMorgan Chase & Co. He holds an MBA from the Cox School of Business at Southern Methodist University and a BEng, with honors, in Aeronautical Engineering from the University of Bristol. Mr. Daggett is a Fellow of the Institute of Chartered Accountants in England and Wales (FCA) and holds the Chartered Financial Analyst designation.

Michael Kramer is a Managing Director of Neuberger Berman. He is a member of the Private Investment Portfolios and Co-Investment, Credit Opportunities, and Marquee Brands Investment Committees as well as a member of the Board of Directors for Marquee Brands. Before joining Neuberger Berman in 2006, Mr. Kramer was a vice president at The Cypress Group, a private equity firm with $3.5 billion under management. Prior thereto, he worked as an analyst at PaineWebber Incorporated. Mr. Kramer holds an MBA from Harvard Business School and a BA, cum laude, from Harvard College.

David Morse is a Managing Director of Neuberger Berman and is the Global Co-Head of Private Equity Co-Investments. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee and Private Debt Investment Committee. Mr. Morse joined Lehman Brothers in 2003 as a Managing Director and principal in the Merchant Banking Group where he helped raise and invest Lehman Brothers Merchant Banking Partners III L.P. Prior to joining Lehman Brothers, Mr. Morse was a founding Partner of Hampshire Equity Partners (and its predecessor entities). Founded in 1993, Hampshire is a middle-market private equity and corporate restructuring firm with $825 million of committed capital over three private equity funds. Prior to Hampshire, Mr. Morse worked in GE Capital’s Corporate Finance Group providing one-stop financings to middle-market buyouts. Mr. Morse began his career in 1984 in Chemical Bank’s middle-market lending group. Mr. Morse holds an MBA from the Tuck School of Business at Dartmouth College and a BA in Economics from Hamilton College. Mr. Morse is a former member of the MBA Advisory Board of the Tuck School and of the Alumni Council of Hamilton College, and is a current member of the Board of Trustees of the Berkshire School.

Joana Rocha Scaff is a Managing Director of Neuberger Berman, Head of Europe Private Equity and a member of the Private Investment Portfolio and Co-Investment and Strategic Capital Investment Committees. She is also a member of Neuberger Berman’s ESG Advisory Committee. Ms. Rocha Scaff has over 20 years of experience in financial markets, the majority of which in private equity investing and prior to that in investment banking. She has been with the firm since 2005. Prior to NB Private Equity, Ms. Rocha Scaff worked in the investment banking division of Lehman Brothers, and prior to that at Citigroup Global Markets and Espirito Santo Investment Bank. She advised on corporate transactions including M&A, financial restructurings and public equity and debt offerings in the United States, Europe and Brazil. Ms. Rocha Scaff received her M.B.A. from Columbia Business School and her B.A. in Business Management and Administration from the Universidade Catolica of Lisbon. Ms. Rocha Scaff is the current Chair of the LP Committee of the BVCA – British Private Equity Association and a member of the Limited Partner Advisory Committee of multiple European private equity funds.

Jonathan D. Shofet is the Global Head of Neuberger Berman’s Private Investment Portfolios and Co-Investments group and is a Managing Director of Neuberger Berman. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Prior to joining Neuberger Berman in 2005, Mr. Shofet was a member of the Lehman Brothers Private Equity division, focusing on mid-through late-stage equity investments primarily in the technology, communications and media sectors. Prior to that, Mr. Shofet was a member of the Lehman Brothers Investment Banking division, where he focused on public and private financings, as well as strategic advisory in the real estate, technology and utility sectors. Mr. Shofet has been, or currently sits, on the Limited Partner Advisory Boards of a number of funds including those managed by Amulet Capital, Beacon Capital Partners, Castlelake, Cerberus Institutional Partners, Clearlake Capital, ComVest Investment Partners, DFW Capital, Oak Hill Capital Partners, Platinum Equity, Thomas H. Lee Partners and Vector Capital Partners. He has also been a Board Observer for several private companies. Mr. Shofet holds a B.A. from Binghamton University, where he graduated summa cum laude, Phi Beta Kappa.

David Stonberg is a Managing Director of Neuberger Berman and the Global Co-Head of Private Equity Co-Investments. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Renaissance, Secondary, Real Estate Secondary and Strategic Capital Investment Committees. Before joining Neuberger Berman in 2002, Mr. Stonberg held several positions within Lehman Brothers’ Investment Banking Division including providing traditional corporate and advisory services to clients as well as leading internal strategic and organizational initiatives for Lehman Brothers. Mr. Stonberg began his career in the Mergers and Acquisitions Group at Lazard Frères. Mr. Stonberg holds an MBA from the Stern School of New York University and a BSE. from the Wharton School of the University of Pennsylvania.

Elizabeth Traxler is a Managing Director of Neuberger Berman and a senior member of the private equity investment team. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Secondary Investment Committee. Prior to joining Neuberger Berman in 2008, Ms. Traxler was at Wachovia Capital Partners (now known as Pamlico Capital), where she focused on making direct growth equity and buyout investments across a broad range of industries. Ms. Traxler also worked at Wachovia Securities in the Leveraged Capital Group, which provided senior and mezzanine debt for private equity-backed transactions. She is currently a Board Observer for several private companies and Advisory Board member for a number of private equity funds. Ms. Traxler received an MBA from the Kellogg School of Management at Northwestern University and a BA, cum laude, in Economics from Vanderbilt University.

Anthony Tutrone is the Global Head of NB Alternatives and a Managing Director of Neuberger Berman. He is a member of all Neuberger Berman Private Equity’s Investment Committees. Anthony is also a member of Neuberger Berman's Partnership, Operating, and Asset Allocation Committees. Prior to Neuberger Berman, from 1994 to 2001, Anthony was a Managing Director and founding member of The Cypress Group, a private equity firm focused on middle market buyouts that managed approximately $3.5 billion of commitments. Anthony began his career at Lehman Brothers in 1986, starting in Investment Banking and in 1987 becoming one of the original members of the firm’s Merchant Banking Group. This group managed a $1.2 billion private equity fund focused on middle market buyouts. He has been a member of the board of directors of several public and private companies and has sat on the advisory boards of several private equity funds. Anthony earned an MBA from Harvard Business School and a BA in Economics from Columbia University.

Peter von Lehe, JD, is the Head of Investment Solutions and Strategy and is a Managing Director of Neuberger Berman. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Athyrium, Marquee Brands and Renaissance Investment Committees. Mr. von Lehe sits on the Limited Partner Advisory Boards of a number of investment relationships globally on behalf of Neuberger Berman funds. Previously, Mr. von Lehe was a Managing Director and Deputy Head of the Private Equity Fund of Funds unit of Swiss Reinsurance Company. At Swiss Re, Mr. von Lehe was responsible for investment analysis and product structuring and worked in both New York and Zurich. Before that, he was an attorney with the law firm of Willkie Farr & Gallagher LLP in New York focusing on corporate finance and private equity transactions. He began his career as a financial analyst for a utility company, where he was responsible for econometric modeling. Mr. von Lehe received a BS with Honors in Economics from the University of Iowa and a JD with High Distinction, from the University of Iowa College of Law. He is a member of the New York Bar.

Jacquelyn Wang is a Managing Director of Neuberger Berman and a senior member of the private equity investment team. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Ms. Wang joined Neuberger Berman in 2007, focusing on direct Co-investments, Primary Investments and Secondary Investments. Prior to joining Neuberger Berman, Ms. Wang worked in Corporate Development at Verizon Communications focused on corporate M&A. Previously, Ms. Wang worked at Spectrum Equity Investors, where she was responsible for sourcing, executing and evaluating buyout and growth equity investments in media, technology and telecom. Ms. Wang began her career in the investment banking division of Lehman Brothers advising on corporate transactions in the communications and media industries. Ms. Wang received an MBA from The Wharton School of the University of Pennsylvania and a BA with honors from The Johns Hopkins University.

Patricia Miller Zollar is a Managing Director of Neuberger Berman and a leader of the firm’s Private Investment Portfolios practice. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Additionally, Ms. Zollar sits on the limited partner advisory boards of a number of funds. Before rejoining Neuberger Berman in 2004, Ms. Zollar was a vice president in the Asset Management Division of Goldman Sachs. Ms. Zollar began her career as a Certified Public Accountant in the Audit Division of Deloitte & Touche. She received her MBA from Harvard Business School and her BS, with highest distinction, from North Carolina A&T State University, where she is Chairperson Emeritus of the Board of Trustees and the recipient of an honorary Doctorate degree. Ms. Zollar is a member of the Executive Leadership Council, the Harvard Business School Alumni Board and was a former member of the executive board of the National Association of Investment Companies. She serves as Vice Chairman of The Apollo Theater and a member of the Investment Committee of the Robert Wood Johnson Foundation’s Board of Trustees.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of March 31, 2026:

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Management Team and assets under management in those accounts, as of March 31, 2026. Please note that registered investment companies in a "master-feeder" structure are counted as one investment company for purposes for determining the number of accounts managed.

Kent Chen

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$3,413,786,365	36	$24,864,701,909	148	$68,000,824,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$3,413,786,365	36	$24,864,701,909	148	$68,000,824,539

Paul Daggett

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$3,413,786,365	36	$24,864,701,909	148	$68,000,824,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$3,413,786,365	36	$24,864,701,909	148	$68,000,824,539

Michael Kramer

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$3,413,786,365	36	$24,864,701,909	148	$68,000,824,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$3,413,786,365	36	$24,864,701,909	148	$68,000,824,539

David Morse

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$3,413,786,365	36	$24,864,701,909	148	$68,000,824,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$3,413,786,365	36	$24,864,701,909	148	$68,000,824,539

Joana P. Rocha Scaff

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$3,413,786,365	41	$37,191,673,484	158	$69,425,849,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$3,413,786,365	41	$37,191,673,484	158	$69,425,849,539

Jonathan D. Shofet

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$3,413,786,365	36	$24,864,701,909	148	$68,000,824,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$3,413,786,365	36	$24,864,701,909	148	$68,000,824,539

David S. Stonberg

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$3,413,786,365	46	$43,602,108,984	159	$69,500,849,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$3,413,786,365	46	$43,602,108,984	159	$69,500,849,539

Elizabeth Traxler

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$3,413,786,365	41	$37,191,673,484	158	$69,425,849,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$3,413,786,365	41	$37,191,673,484	158	$69,425,849,539

Anthony D. Tutrone

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$3,413,786,365	46	$43,602,108,984	159	$69,500,849,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$3,413,786,365	46	$43,602,108,984	159	$69,500,849,539

Peter J. von Lehe

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$3,413,786,365	36	$24,864,701,909	148	$68,000,824,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$3,413,786,365	36	$24,864,701,909	148	$68,000,824,539

Jacquelyn Wang

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$3,413,786,365	36	$24,864,701,909	148	$68,000,824,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$3,413,786,365	36	$24,864,701,909	148	$68,000,824,539

Patricia Miller Zollar

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$3,413,786,365	36	$24,864,701,909	148	$68,000,824,539

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$3,413,786,365	36	$24,864,701,909	148	$68,000,824,539

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has policies that seek to allocate opportunities on a fair and equitable basis, taking into consideration the investment objectives and strategies and any legal, tax or regulatory considerations.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of March 31, 2026:

Neuberger Berman's compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for the Fund’s Portfolio Management Team consists of a fixed base salary and annual discretionary, performance-based bonus, which is a variable portion of total compensation. Members of the investment team also participate in the allocation of carried interest from funds managed by the investment team that charge carried interest. Compensation is paid from a portfolio management team compensation pool made available to the portfolio management team with which the investment professional is associated. The size of the team compensation pool is determined based on a number of factors including the revenue that is generated by that particular portfolio management team, less certain adjustments. The percentage allocated to individual team participants is based on a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.

The terms of our long-term retention incentives are as follows:

●	Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participated in Neuberger Berman’s equity ownership structure, which was launched as part of the firm’s management buyout in 2009 and designed to incentivize and retain key personnel. We currently offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman.

●	Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

●	Restrictive Covenants. Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases non-compete restrictions.

(a)(4) Disclosure of Securities Ownership.

As of March 31, 2026, no Portfolio Management Team member owned any interest in the Registrant.

(b) Not applicable.

Item 14. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which partners may recommend nominees to the Board.

Item 16. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures as defined in Rule 30a-3(c) under the 1940 Act were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The Fund did not engage in any securities lending activity during the fiscal year ended March 31, 2026.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended March 31, 2026.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to NB Private Markets Access Fund LLC’s Form N-CSR, Investment Company Act file number 811-23591 (filed May 21, 2026).

(a)(2)	Not applicable.

(a)(3)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act, are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act is furnished herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NB Crossroads Private Markets Fund VII Holdings LP

By:	/s/ David Morse
David Morse
Vice President

Date: June 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David Morse
David Morse
Vice President
(Principal Executive Officer)

Date: June 5, 2026

By:	/s/ Mark Bonner
Mark Bonner
Treasurer
(Principal Financial Officer)

Date: June 5, 2026